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Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

Established 1969

Annual Report March 31, 2003

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and this is its 34th Annual Report. This fund invests in America's blue-chip corporations--more than 70 well-known, high-quality, large-capitalized corporations whose shares are held by individuals and institutions alike. On March 31, 2003, the end of the reporting period, assets totaled $2.2 billion.

Federated American Leaders Fund, Inc. gives you the opportunity to participate in the growth and income potential of a high-quality stock portfolio representing all ten major industry sectors--leaders like Morgan Stanley, (Financials), Citigroup, Inc. (Financials), General Motors Corp. (Consumer Discretionary), International Business Machines Corp. (Information Technology), E.I. Du Pont de Nemours & Co. (Materials), Kimberly-Clark Corp. (Consumer Staples), and Pfizer, Inc. (Healthcare). These are all large, historically successful corporations.

This report covers the 12-month period from April 1, 2002 through March 31, 2003. It begins with a discussion with portfolio manager Kevin R. McCloskey, Vice President of Federated Advisers. Following this discussion are two additional items of shareholder interest. First is a complete listing of the fund's high-quality, blue-chip stocks, and second is the publication of the fund's financial statements.

Most major equity benchmarks fell more than 20% during the fund's reporting period. Economic weakness, geopolitical uncertainty, the beginning of hostilities in Iraq, and high-profile corporate accounting scandals all contributed to the underperformance of equities. However, our "value" style investment approach gives us confidence that we are purchasing shares in many strong U.S. companies that will prove to be good long-term investments.

The returns of the stock market and Federated American Leaders Fund were negative for the 12-month period covered by this report. The performance of the fund's share classes, including quarterly dividends, is listed below.1

	Total Return	Income	Net Asset Value Change
Class A Shares	(25.50)%	$0.220	$23.41 to $17.23 = (26.40)%
Class B Shares	(26.03)%	$0.000	$23.28 to $17.22 = (26.03)%
Class C Shares	(26.06)%	$0.000	$23.29 to $17.22 = (26.06)%
Class F Shares	(25.46)%	$0.220	$23.37 to $17.21 = (26.36)%

Thank you for participating in the growth and income opportunities afforded by the fund's portfolio of attractively valued stocks. Remember, reinvesting your quarterly dividends is a convenient way to build the value of your account--and help your shares increase through the benefit of compounding.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue

President

May 15, 2003

1 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F shares were (29.59)%, (30.10)%, (27.55)%, and (26.95)%, respectively.

Kevin R. McCloskey, CFA

Vice President

Investment Review

Q. Overall, the fund's fiscal year saw the stock market's continued slide. What is your analysis?

A. The past 12 months were very difficult for equity investors as most market benchmarks declined for the third consecutive year. The markets were dragged down by the weak domestic economy, accounting and corporate governance scandals, and geopolitical uncertainty regarding military action in Iraq that began in late March 2003. Breadth within the market was negative, as all ten economic sectors within the Standard & Poor's 500 Index (S&P 500) produced negative returns during the fund's fiscal year. The best performing sectors within the market were Healthcare and Consumer Staples, which declined 17.5% and 17.9% respectively. The worst performing sectors were Utilities, Telecommunication Services, and Information Technology. Each of them declined more than 30% over the past 12 months. During the latter part of the fund's fiscal year, positive signs for better equity markets emerged in the form of improved corporate profitability. Operating profits for the S&P 500 rose 13% over the previous year during the fund's fiscal third quarter, and were expected to rise almost 6% for calendar 2003.

During the reporting period, the fund changed its primary benchmark index from the S&P 500 to the S&P 500/Barra Value Index1 because it is more appropriate to compare the fund's performance to an index of value stocks than to one that comprises both growth and value stocks.

1 The S&P 500 is an unmanaged index of common stocks in industry, transportation, financial, and public utility companies. The S&P 500/Barra Value Index is an unmanaged, market capitalization-weighted index of stocks with lower price-to-book ratios. Investments cannot be made in an index.

Q. How did Federated American Leaders Fund perform for shareholders during the 12-month period?

A. For the reporting period ended March 31, 2003, the fund's Class A, B, C, and F shares produced total returns of (25.50)%, (26.03)%, (26.06)%, and (25.46)%, respectively. This performance is based on net asset value and included income dividends. The fund's A and C shares outperformed the S&P 500/Barra Value Index's total return of (26.19)% during this reporting period.

Q. In addition to the general weakness across virtually all equity markets, what impacted the fund's performance?

A. The biggest factors that positively influenced the fund's performance relative to the benchmark were our underweight position and favorable security selection in the Utilities sector (Entergy Corp. up 14%, FPL Group up 3%, Public Service Enterprise Group up 3%) and positive security selection in the Information Technology sector (Lexmark International up 17%). Favorable security selection in the Telecommunication Services sector also positively influenced relative performance of the fund during the past 12 months.

Negative influences on the fund's performance included unfavorable security selection in the Consumer Discretionary and Healthcare sectors along with an underweighted position and unfavorable security selection in the Energy sector.

Q. How was the fund's portfolio weighted among sectors at the end of the reporting period?

A. As of March 31, 2003, the fund's sector weightings were as follows:

Sector	Percentage of Net Assets	Percentage of S&P 500/Barra Value Index
Financials	28.1%	35.4%
Industrials	13.1%	10.0%
Energy	10.2%	12.7%
Information Technology	8.9%	6.9%
Consumer Discretionary	8.6%	15.2%
Healthcare	6.3%	2.6%
Materials	6.1%	4.8%
Utilities	6.0%	5.9%
Consumer Staples	5.3%	1.9%
Telecommunication Services	5.0%	4.6%
Other	9.3%	0.0%

Chevron Texaco Corp. is the fund's third
largest holding at 2.2% of net assets. Energy
is the fund's third largest sector, following
Financials and Industrials.

Q. What were some of your noteworthy purchases and sales during the fund's reporting period?

A. Our additions included:

Merck & Co. (1.1% of net assets) was attractively ranked by our valuation disciplines. We also liked the company's AAA credit rating and history of generating growth from its research and development efforts. Net income reached $7.1 billion on sales of $51.7 billion in 2002. Merck invested $2.7 billion in research last year and has a number of important medicines and vaccines expected to be filed or launched by 2006.

J.P. Morgan Chase & Co. (1.1% of net assets) was added to increase our capital markets leverage within the Financials sector. Chase is the number one primary relationship bank (based on deposits) for individuals and small businesses in the New York tri-state area. Its consumer banking business delivered a 24% increase in operating revenues and a 62% increase in operating earnings in 2002. The firm's revenue totaled $29.6 billion, providing a net income of $1.6 billion. Chase was attractively ranked by our valuation disciplines and possessed an above-average dividend yield. It was trading over 60% off its highs set in March 2000. The company should benefit from economic improvement and a pickup in capital markets activity.

Metropolitan Life Insurance Co. (1.1% of net assets) was added to increase our exposure to the Financials sector. MetLife was attractively ranked by our valuation disciplines and has great brand name recognition within the insurance industry. In 2002, MetLife's net income reached $1.6 billion. Premiums totaled $19 billion and net investment income was $11.3 billion. Fundamentals for the company appear to be improving, and its stock was trading down over 30% from its high set in 2001.

Wells Fargo & Co. (2.1% of net assets) was also purchased to increase our exposure to major regional banks within the Financials sector. The company was attractively ranked by our valuation disciplines and has one of the most well regarded management teams in the banking industry. We like the firm's leadership position within consumer and mortgage banking.

Some of the companies we sold during the period were:

HealthSouth Corp. was eliminated at the end of 2002 due to the deterioration in operating fundamentals and continued concerns regarding management credibility.

Pharmacia Corp. was sold due to the stock's appreciation in 2002 and the impending closing of the merger with Pfizer. We also desired to reduce the portfolio's exposure to the Healthcare sector. The negative risk/reward trade-off associated with a potential collapse in the merger with Pfizer, and the stock's above-average valuation led us to the decision to eliminate the position.

Toys `R' Us, Inc. was sold due to concerns regarding the economy and deterioration in the prospects for this retailer. Fundamentals for the company remain poor and financial leverage remains a concern.

Baxter International, Inc was eliminated due to continued concerns regarding weakness in the company's product lineup for 2003 and high earnings expectations for the company after poor performance in 2002.

Q. What were the fund's top ten holdings as of March 31, 2003?

A. The top ten holdings were as follows:

Name	Percentage of Net Assets
Bank of America Corp.	2.6%
Washington Mutual, Inc.	2.5%
Chevron Texaco Corp.	2.2%
Exxon Mobil Corp.	2.2%
Wachovia Corp.	2.1%
Wells Fargo & Co.	2.1%
Hewlett-Packard Co.	2.1%
Block (H&R), Inc.	2.0%
Bear Stearns Cos., Inc.	2.0%
Citigroup, Inc.	2.0%
TOTAL	21.8%

Q. How are you positioning the fund for the balance of 2003?

A. Our outlook for the U.S. economy over the next 12 months is for moderate growth, so we are focusing our efforts looking for undervalued companies that will benefit from an improving economy. We recently increased the portfolio's exposure to the Financials sector and decreased the fund's exposure to the Consumer Staples and Healthcare sectors. Both Consumer Staples and Healthcare have outperformed the market over the past few years given their defensive nature. In the Financials sector, our valuation disciplines identified attractively valued names within insurance, consumer finance, and banking arenas. Valuations within the Consumer Discretionary sector appear to be attractive in light of our economic outlook, so we plan to focus our work on opportunities within this sector as well. We have maintained an overweighted position relative to our benchmark in the Information Technology sector, and we continue to seek beaten down names within that area with historic support for valuation levels.

Given our focus on undervalued, leading companies, our strategy for investing remains unchanged. We will use our valuation disciplines and fundamental research to identify companies for inclusion in the fund's holdings, and eliminate companies that are overvalued or have deteriorating fundamentals.

Q. What are your thoughts for shareholders on the value of continuing to invest in Federated American Leaders Fund?

A. Many long-term investors in the fund who want to play a more active role in building their fund accounts use a systematic investment approach. Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets.

Please note, from 1980 until 2000, many investors--including investment managers--benefited from the very strong bull market for equities. Today, that's changed. For over three years, we have experienced a bear market in stocks. So, investors need an investment plan that works over time, a method to put money to work in high-quality American stocks.

We recommend that you start a plan to invest systematically, if you are not already doing so.1 Committing smaller amounts of money for investment regularly over time can increase your total number of shares. Stock ownership can be an important part of an IRA, a retirement pan, or a 529 Plan.

1 Systematic investing does not assure a profit or protect against loss in declining markets.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $438,941 on 3/31/03, with 10.46%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

Source: CDA/Wiesenberg

As of 3/31/03, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (29.59)%, (5.22)%, and 6.97%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were (30.10)%, (5.17)%, and 7.23%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were (27.55)%, (5.04)%, and 6.89%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (26.95)%, (4.33)%, and 7.37%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; and Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $147,376 by 3/31/03, though you would have invested only $60,000. You would have earned an average annual total return of 8.40% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from blue-chip stocks. Note that you did not commit a large sum of money to the stock market at any one time, and you have reinvested quarterly income. Your dollars accumulated shares over time and as of 3/31/03, you owned 8,553 shares. This plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage. You can take it one step at a time.

Source: CDA/Wiesenberg

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated American Leaders Fund, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $800 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 1/31/98 through 3/31/03, a total of $50,400 was paid to the investor, and the ending value of the account on 3/31/03 was $152,892.1 This represents a 9.80% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested quarterly income during the accumulation period. The $60,000 investment was worth $237,673 on 3/31/98. During the withdrawal period, the shareholder elected to withdraw $800 per month as income for a total of $50,400. Again, this plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage.

Source: CDA/Wiesenberg

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated American Leaders Fund, Inc. -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1993 to March 31, 2003, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2,3 and the Lipper Large-Cap Value Average (LLCVA).2

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	(29.59)%
5 Years	(5.22)%
10 Years	6.97%
Start of Performance (2/26/1969)	9.11%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was effective prior to October 1, 1994. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/Barra Value and the LLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the S&P 500/Barra Value are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indexes are unmanaged. The LLCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund`s Adviser has elected to change the benchmark index from the S&P 500 to the S&P 500/Barra Value. The S&P 500/Barra Value is more representative of the securities held by the Fund.

4 Total return quoted reflects all applicable sales charges.

Federated American Leaders Fund, Inc. -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2003, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2,3 and the Lipper Large-Cap Value Average (LLCVA).2

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	(30.10)%
5 Years	(5.17)%
Start of Performance (7/26/1994)	7.23%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/Barra Value and the LLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the S&P 500/Barra Value are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged. The LLCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's Adviser has elected to change the benchmark index from the S&P 500 to the S&P 500/Barra Value. The S&P 500/Barra Value is more representative of the securities held by the Fund.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc. -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 2003, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2,3 and the Lipper Large-Cap Value Average (LLCVA).2

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	(27.55)%
5 Years	(5.04)%
Start of Performance (4/22/1993)	6.89%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/Barra Value and the LLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the S&P 500/Barra Value are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged. The LLCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's Adviser has elected to change the benchmark index from the S&P 500 to the S&P 500/Barra Value. The S&P 500/Barra Value is more representative of the securities held by the Fund.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges. Effective April 1, 2003, Class C Shares have added a 1% sales charge, in addition to the 1% contingent deferred sales charge.

Federated American Leaders Fund, Inc. -- Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 2003, compared to the Standard & Poor's 500 Index (S&P 500),2 the Standard & Poor's 500/Barra Value Index (S&P 500/Barra Value)2,3 and the Lipper Large-Cap Value Average (LLCVA).2

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	(26.95)%
5 Years	(4.33)%
Start of Performance (7/28/1993)	7.37%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P 500/Barra Value and the LLCVA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and the S&P 500/Barra Value are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged. The LLCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 The Fund's Adviser has elected to change the benchmark index from the S&P 500 to the S&P 500/Barra Value. The S&P 500/Barra Value is more representative of the securities held by the Fund.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2003

Shares			Value
		COMMON STOCKS--97.5%
		Consumer Discretionary--8.6%
882,800	[1]	Federated Department Stores, Inc.	$24,736,056
1,774,539		Ford Motor Co.	13,344,533
666,902	[2]	General Motors Corp.	22,421,245
442,100	[2]	Johnson Controls, Inc.	32,025,724
794,900		Koninklijke (Royal) Philips Electronics NV, ADR	12,392,491
1,608,600		News Corp. Ltd., ADR	34,407,954
767,400	[2]	Sears, Roebuck & Co.	18,532,710
749,348	[1]	Viacom, Inc., Class B	27,366,189

		TOTAL	185,226,902

		Consumer Staples--5.3%
1,061,100		Altria Group, Inc.	31,790,556
472,300	[2]	General Mills, Inc.	21,513,265
289,700		Kimberly-Clark Corp.	13,169,762
1,240,800	[2]	Sara Lee Corp.	23,202,960
907,600		UST, Inc.	25,049,760

		TOTAL	114,726,303

		Energy--10.2%
955,600		BP Amoco PLC, ADR	36,876,604
746,100		ChevronTexaco Corp.	48,235,365
745,900		ConocoPhillips	39,980,240
916,600	[2]	ENSCO International, Inc.	23,382,466
1,333,800		Exxon Mobil Corp.	46,616,310
1,040,900		Marathon Oil Corp.	24,950,373

		TOTAL	220,041,358

		Financials--28.1%
1,051,000		Allstate Corp.	34,861,670
851,900		Bank of America Corp.	56,940,996
661,200		Bear Stearns Cos., Inc.	43,374,720
1,258,300		Citigroup, Inc.	43,348,435
438,000		Federal National Mortgage Association	28,623,300
1,004,000		J.P. Morgan Chase & Co.	23,804,840
580,200	[2]	Lincoln National Corp.	16,245,600
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
861,100	[2]	Loews Corp.	$34,306,224
149,900	[2]	MBIA Insurance Corp.	5,792,136
714,700		Marsh & McLennan Cos., Inc.	30,467,661
868,600		Metropolitan Life Insurance Co.	22,913,668
1,122,500		Morgan Stanley	43,047,875
496,900		PNC Financial Services Group	21,058,622
1,289,700		Principal Financial Group	35,002,458
1,091,300	[2]	U.S. Bancorp	20,712,874
1,330,700		Wachovia Corp.	45,336,949
1,538,400		Washington Mutual, Inc.	54,259,368
993,900		Wells Fargo & Co.	44,715,561

		TOTAL	604,812,957

		Healthcare--6.3%
282,800		Abbott Laboratories	10,636,108
476,500	[1,2]	Boston Scientific Corp.	19,422,140
899,150		Bristol-Myers Squibb Co.	18,999,039
419,600		Merck & Co., Inc.	22,985,688
1,285,500		Pfizer, Inc.	40,056,180
243,900	[2]	UnitedHealth Group, Inc.	22,358,313

		TOTAL	134,457,468

		Industrials--13.0%
1,024,100	[2]	Block (H&R), Inc.	43,718,829
3,379,657	[1]	Cendant Corp.	42,921,644
988,300		First Data Corp.	36,576,983
272,000		General Dynamics Corp.	14,979,040
422,600	[2]	Ingersoll-Rand Co., Class A	16,308,134
375,660	[2]	Northrop Grumman Corp.	32,231,628
339,600		Textron, Inc.	9,325,416
2,774,500	[2]	Tyco International Ltd.	35,680,070
564,600		Union Pacific Corp.	31,053,000
813,000		Waste Management, Inc.	17,219,340

		TOTAL	280,014,084

Shares			Value
		COMMON STOCKS--continued
		Information Technology--8.9%
508,300	[1,2]	Computer Sciences Corp.	$16,545,165
992,600	[2]	Electronic Data Systems Corp.	17,469,760
2,868,044		Hewlett-Packard Co.	44,598,084
389,200		International Business Machines Corp.	30,524,956
345,400	[1]	Lexmark International, Group, Class A	23,124,530
2,077,075		Motorola, Inc.	17,156,640
2,065,200	[1,2]	Storage Technology Corp.	41,758,344

		TOTAL	191,177,479

		Materials--6.1%
752,200		Air Products & Chemicals, Inc.	31,163,646
874,200		Alcoa, Inc.	16,941,996
727,600		Du Pont (E.I.) de Nemours & Co.	28,274,536
749,300		International Paper Co.	25,326,340
669,400	[2]	PPG Industries, Inc.	30,176,552

		TOTAL	131,883,070

		Telecommunication Services--5.0%
1,146,600		BellSouth Corp.	24,846,822
1,311,300		SBC Communications, Inc.	26,304,678
1,481,800	[2]	Sprint Corp.	17,411,150
1,104,242		Verizon Communications	39,034,955

		TOTAL	107,597,605

		Utilities--6.0%
701,100	[2]	Cinergy Corp.	23,592,015
885,200	[2]	Entergy Corp.	42,622,380
639,100	[2]	FPL Group, Inc.	37,662,163
685,800	[2]	Public Service Enterprises Group, Inc.	25,162,002

		TOTAL	129,038,560

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,238,207,854)	2,098,975,786

Principal Amount or Shares			Value
		CORPORATE BOND--0.1%
		Industrials--0.1%
$3,090,000		Tyco International Group, Conv. Bond, 2.75%, 1/15/2018 (identified cost $3,090,000)	$2,878,551

		MUTUAL FUNDS--9.3%
39,834,048		Prime Value Obligations Fund, Class IS (at net asset value)	39,834,048
159,479,127		Prime Value Obligations Fund, Class IS (held as collateral for securities lending)	159,479,127

		TOTAL MUTUAL FUNDS	199,313,175

		TOTAL INVESTMENTS (IDENTIFIED COST $2,440,611,029)[3]	$2,301,167,512

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $2,440,735,876.

Note: The categories of investments are shown as a percentage of net assets $(2,153,497,855) at March 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2003

Assets:
Total investments in securities, at value (identified cost $2,440,611,029 including $152,146,240 of securities loaned)		$2,301,167,512
Income receivable		3,277,185
Receivable for investments sold		17,006,028
Receivable for shares sold		1,936,916

TOTAL ASSETS		2,323,387,641

Liabilities:
Payable for investments purchased	$5,024,958
Payable for shares redeemed	3,922,433
Payable on collateral due to broker	159,479,127
Accrued expenses	1,463,268

TOTAL LIABILITIES		169,889,786

Net assets for 125,030,682 shares outstanding		$2,153,497,855

Net Assets Consist of:
Paid in capital		$2,576,072,072
Net unrealized depreciation of investments		(139,443,517)
Accumulated net realized loss on investments		(291,411,375)
Undistributed net investment income		8,280,675

TOTAL NET ASSETS		$2,153,497,855

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,139,850,578 ÷ 66,154,216 shares outstanding)		$17.23

Offering price per share (100/94.50 of $17.23)[1]		$18.23

Redemption proceeds per share		$17.23

Class B Shares:
Net asset value per share ($850,023,328 ÷ 49,372,243 shares outstanding)		$17.22

Offering price per share		$17.22

Redemption proceeds per share (94.50/100 of $17.22)[1]		$16.27

Class C Shares:
Net asset value per share ($105,820,189 ÷ 6,144,579 shares outstanding)		$17.22

Offering price per share		$17.22

Redemption proceeds per share (99.00/100 of $17.22)[1]		$17.05

Class F Shares:
Net asset value per share ($57,803,760 ÷ 3,359,644 shares outstanding)		$17.21

Offering price per share (100/99.00 of $17.21)[1]		$17.38

Redemption proceeds per share (99.00/100 of $17.21)[1]		$17.04

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $179,636)			$58,983,110
Interest (including income on securities loaned of $109,017)			580,229

TOTAL INCOME			59,563,339

Expenses:
Investment adviser fee		$16,943,091
Administrative personnel and services fee		1,948,626
Custodian fees		114,801
Transfer and dividend disbursing agent fees and expenses		4,059,031
Directors'/Trustees' fees		32,571
Auditing fees		17,105
Legal fees		2,368
Portfolio accounting fees		260,921
Distribution services fee--Class B Shares		8,060,063
Distribution services fee--Class C Shares		961,275
Shareholder services fee--Class A Shares		3,290,348
Shareholder services fee--Class B Shares		2,686,687
Shareholder services fee--Class C Shares		320,425
Shareholder services fee--Class F Shares		180,685
Share registration costs		120,487
Printing and postage		490,696
Insurance premiums		202
Taxes		245,293
Miscellaneous		13,077

TOTAL EXPENSES		39,747,752

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(10,143)
Fees paid indirectly from directed brokerage agreements	(387,995)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(398,138)

Net expenses			39,349,614

Net investment income			20,213,725

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(240,882,263)
Net change in unrealized appreciation of investments			(610,093,440)

Net realized and unrealized loss on investments			(850,975,703)

Change in net assets resulting from operations			$(830,761,978)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$20,213,725	$12,424,306
Net realized loss on investments	(240,882,263)	(48,660,725)
Net change in unrealized appreciation of investments	(610,093,440)	33,032,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(830,761,978)	(3,203,730)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(14,756,236)	(9,603,230)
Class F Shares	(784,444)	(584,240)
Distributions from net realized gain on investments
Class A Shares	--	(16,629,605)
Class B Shares	--	(15,188,337)
Class C Shares	--	(1,781,071)
Class F Shares	--	(1,039,457)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,540,680)	(44,825,940)

Share Transactions:
Proceeds from sale of shares	427,237,528	489,976,270
Net asset value of shares issued to shareholders in payment of distributions declared	13,396,092	40,656,082
Cost of shares redeemed	(753,280,994)	(609,798,301)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(312,647,374)	(79,165,949)

Change in net assets	(1,158,950,032)	(127,195,619)

Net Assets:
Beginning of period	3,312,447,887	3,439,643,506

End of period (including undistributed net investment income of $8,280,675 and $3,607,630, respectively)	$2,153,497,855	$3,312,447,887

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$23.41	$23.68	$24.74	$24.90	$26.64
Income From Investment Operations:
Net investment income	0.23	0.17	0.25	0.17	0.21
Net realized and unrealized gain (loss) on investments	(6.19)	(0.06)	(0.28)	0.35	1.26

TOTAL FROM INVESTMENT OPERATIONS	(5.96)	0.11	(0.03)	0.52	1.47

Less Distributions:
Distributions from net investment income	(0.22)	(0.14)	(0.24)	(0.16)	(0.20)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)

TOTAL DISTRIBUTIONS	(0.22)	(0.38)	(1.03)	(0.68)	(3.21)

Net Asset Value, End of Period	$17.23	$23.41	$23.68	$24.74	$24.90

Total Return[2]	(25.50)%	0.42%	(0.17)%	1.97%	6.31%

Ratios to Average Net Assets:

Expenses	1.18%[3]	1.12%	1.16%	1.16%	1.11%

Net investment income	1.13%	0.73%	1.04%	0.68%	0.87%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,139,851	$1,626,954	$1,648,584	$1,671,780	$1,621,527

Portfolio turnover	25%	30%	23%	36%	44%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.17% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$23.28	$23.59	$24.67	$24.87	$26.61
Income From Investment Operations:
Net investment income (net operating loss)	0.07	(0.01)	0.07	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	(6.13)	(0.06)	(0.28)	0.34	1.26

TOTAL FROM INVESTMENT OPERATIONS	(6.06)	(0.07)	(0.21)	0.32	1.29

Less Distributions:
Distributions from net investment income	--	--	(0.08)	--	(0.02)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)

TOTAL DISTRIBUTIONS	--	(0.24)	(0.87)	(0.52)	(3.03)

Net Asset Value, End of Period	$17.22	$23.28	$23.59	$24.67	$24.87

Total Return[2]	(26.03)%	(0.36)%	(0.90)%	1.19%	5.54%

Ratios to Average Net Assets:

Expenses	1.93%[3]	1.87%	1.91%	1.91%	1.86%

Net investment income (net operating loss)	0.38%	(0.02)%	0.31%	(0.07)%	0.13%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$850,023	$1,421,563	$1,510,064	$1,721,729	$1,738,564

Portfolio turnover	25%	30%	23%	36%	44%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.92% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$23.29	$23.60	$24.68	$24.88	$26.61
Income From Investment Operations:
Net investment income (net operating loss)	0.07	(0.01)	0.07	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	(6.14)	(0.06)	(0.27)	0.34	1.27

TOTAL FROM INVESTMENT OPERATIONS	(6.07)	(0.07)	(0.20)	0.32	1.30

Less Distributions:
Distributions from net investment income	--	--	(0.09)	--	(0.02)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)

TOTAL DISTRIBUTIONS	--	(0.24)	(0.88)	(0.52)	(3.03)

Net Asset Value, End of Period	$17.22	$23.29	$23.60	$24.68	$24.88

Total Return[2]	(26.06)%	(0.36)%	(0.88)%	1.19%	5.55%

Ratios to Average Net Assets:

Expenses	1.93%[3]	1.87%	1.91%	1.91%	1.86%

Net investment income (net operating loss)	0.38%	(0.02)%	0.29%	(0.07)%	0.12%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$105,820	$168,012	$176,693	$185,063	$175,843

Portfolio turnover	25%	30%	23%	36%	44%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.92% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$23.37	$23.65	$24.71	$24.88	$26.61
Income From Investment Operations:
Net investment income	0.25	0.18	0.27	0.17	0.21
Net realized and unrealized gain (loss) on investments	(6.19)	(0.08)	(0.30)	0.34	1.27

TOTAL FROM INVESTMENT OPERATIONS	(5.94)	0.10	(0.03)	0.51	1.48

Less Distributions:
Distributions from net investment income	(0.22)	(0.14)	(0.24)	(0.16)	(0.20)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)

TOTAL DISTRIBUTIONS	(0.22)	(0.38)	(1.03)	(0.68)	(3.21)

Net Asset Value, End of Period	$17.21	$23.37	$23.65	$24.71	$24.88

Total Return[2]	(25.46)%	0.37%	(0.17)%	1.94%	6.36%

Ratios to Average Net Assets:

Expenses	1.18%[3]	1.12%	1.16%	1.16%	1.11%

Net investment income	1.13%	0.73%	1.07%	0.68%	0.87%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$57,804	$95,918	$104,302	$123,714	$134,881

Portfolio turnover	25%	30%	23%	36%	44%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.17% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2003

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies. Effective April 8, 2003, the Fund will commence offering Class K Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's investment adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discount on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At March 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$152,146,240	$159,479,127

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2003, par value shares ($0.20 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,764,949	$279,272,725	11,833,751	$279,859,341
Shares issued to shareholders in payment of distributions declared	703,374	12,788,954	971,115	23,372,236
Shares redeemed	(18,823,134)	(353,481,630)	(12,913,778)	(304,094,214)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,354,811)	$(61,419,951)	(108,912)	$(862,637)

Year Ended March 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,046,186	$99,155,452	7,461,545	$173,344,936
Shares issued to shareholders in payment of distributions declared	--	--	576,093	14,216,929
Shares redeemed	(16,733,690)	(315,744,731)	(10,989,967)	(252,524,170)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(11,687,504)	$(216,589,279)	(2,952,329)	$(64,962,305)

Year Ended March 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,402,908	$44,413,788	1,334,393	$30,841,111
Shares issued to shareholders in payment of distributions declared	--	--	65,861	1,626,756
Shares redeemed	(3,472,934)	(64,792,785)	(1,673,349)	(38,765,543)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,070,026)	$(20,378,997)	(273,095)	$(6,297,676)

Year Ended March 31	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	232,818	$4,395,563	255,911	$5,930,882
Shares issued to shareholders in payment of distributions declared	33,373	607,138	59,754	1,440,161
Shares redeemed	(1,010,267)	(19,261,848)	(622,447)	(14,414,374)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(744,076)	$(14,259,147)	(306,782)	$(7,043,331)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(16,856,417)	$(312,647,374)	(3,641,118)	$(79,165,949)

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due in part to differing treatments for prior year wash sales, deferral of losses from wash sales, capital loss carryforwards and post-October losses.

For the year ended March 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$48,529	--	$(48,529)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended March 31, 2003 and 2002, was as follows:

	2003	2002
Ordinary income[1]	$15,540,680	$16,512,939

Long-term capital gains	--	28,313,001

TOTAL	$15,540,680	$44,825,940

1 For tax purposes short-term capital gain distributions are considered ordinary income.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,280,675

Unrealized depreciation	$(139,568,364)

Capital loss carryforward	$221,924,993

At March 31, 2003, the cost of investments for federal tax purposes was $2,440,735,876. The unrealized depreciation of investments for federal tax purposes was $139,568,364. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $267,468,404 and net unrealized depreciation from investments for those securities having an excess of cost over value of $407,036,768.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales.

At March 31, 2003, the Fund had a capital loss carryforward of $221,924,993, which will reduce the Fund's taxable income arising form future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$ 49,243,679

2011	$172,681,314

Under current year tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2003, for federal income tax purposes, post-October losses of $69,361,535 were deferred to April 1, 2003.

OTHER TAXES

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended March 31, 2003, the Fund's expenses were reduced by $387,995 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2003, were as follows:

Purchases	$654,118,206

Sales	$981,858,436

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund, Inc. (the "Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 9, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: July 1968	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: October 1999

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: October 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: April 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1995	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASUER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1976

Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President, Vice President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Kevin R. McCloskey Birth Date: May 12, 1966 VICE PRESIDENT Began Serving: November 2002

Kevin R. McCloskey was named a Portfolio Manager of the Fund in 2001. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He received his M.B.A. from the University of Dayton.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

8042504 (5/03)